UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 29, 2025

CorMedix Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34673	20-5894890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Connell Drive, Suite 4200

Berkely Heights, NJ

07922

(Address of principal executive offices) (Zip Code)

(908) 517-9500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	CRMD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 2, 2025, CorMedix Inc., a Delaware corporation (“the Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”), which reported that on August 29, 2025, the Company completed the acquisition of Melinta Therapeutics, LLC (“Melinta”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 7, 2025, by and between the Company, Melinta, Coriander BidCo LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, and Deerfield Private Design Fund IV, L.P., a Delaware limited partnership, solely in its capacity as representative, agent and attorney-in-fact of the Melinta equityholders. This first amendment to the Original 8-K (“Amendment No. 1”) is being filed for the purpose of satisfying the Company’s undertaking to file the consolidated financial statements and pro forma financial statements required by Item 9.01 of Form 8-K. This Amendment No. 1 should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements as of and for the years ended December 31, 2024 and 2023 of Melinta and unaudited condensed consolidated financial statements for the six-month period ended June 30, 2025 are attached as Exhibits 99.2 and 99.3, respectively, to this Form 8-K/A and incorporated herein by reference. Such financial statements of the Company were prepared in accordance with accounting principles generally accepted in the United States of America.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2024 and the unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2025, related to the Company’s acquisition of Melinta are attached as Exhibits 99.4 to this Form 8-K/A and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of EisnerAmper LLP.

99.2	Audited Consolidated Financial Statements of Melinta as of and for the fiscal years ended December 31, 2024 and 2023.

99.3	Unaudited Consolidated Financial Statements of Melinta as of and for the six months ended June 30, 2025.

99.4	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2024 and the six months ended June 30, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

CorMedix Inc.

Date: September 30, 2025	By:	/s/ Joseph Todisco
	Name:	Joseph Todisco
	Title:	Chief Executive Officer